Amendment No. 7

             TO THE A319/A320/A321 PURCHASE AGREEMENT

                  dated as of October 31, 1997

                           between

                       AVSA, S.A.R.L.,

                             and

                     US AIRWAYS GROUP, INC.




                              1



This Amendment No. 7 (hereinafter referred to as the "Amendment") entered into as of June 29, 2000, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, FRANCE (hereinafter referred to as the "Seller"), and US Airways Group, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its executive offices located at 2345 Crystal Drive, Arlington, VA 22227, U.S.A. (hereinafter referred to as the "Buyer") ;

                           WITNESSETH :

     WHEREAS, the Buyer and the Seller entered into an Airbus A319/A320/A321 Purchase Agreement, dated as of October 31, 1997, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus Industrie A319, A320 and A321 model aircraft (the "Aircraft"), which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of June 10, 1998, Amendment No. 2 dated as of January 19, 1999, Amendment No. 3 dated as of March 31, 1999, Amendment No. 4 dated as of August 31, 1999, Amendment No. 5 dated as of October 29, 1999, and Amendment No. 6 dated as of April 19, 2000, is hereinafter called the "Agreement."

     WHEREAS, the Buyer wishes to exercise certain of its conversion rights under the Agreement.

     NOW, THEREFORE, IT IS AGREED AS FOLLOWS :

1.   DEFINITIONS
     -----------

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

2.   DELIVERY
     --------

     2.1 The Buyer and the Seller hereby agree to the following reschedulings:

          ****

     2.2 As a result of paragraph 2.1 above, the delivery schedule set forth in Appendix 1 of Amendment No. 6 to the Agreement is hereby superseded and replaced by the schedule set forth in Appendix 1 hereto.

3.   PREDELIVERY PAYMENTS
     --------------------

     Predelivery Payments will be adjusted to reflect the changes described in paragraph 2 above.

4.   TRAINING
     --------

     ****

5.   CERTIFICATION
     -------------

     The Buyer and the Seller agree to amend Subclause 2.3 of the Agreement by replacing such clause with the following quoted text.

     QUOTE

2.3  Certification
     -------------

Prior to the delivery of the first A319 Aircraft, the first A320 Aircraft and the first A321 Aircraft, the Seller will obtain or cause to be obtained a US FAA Type Certificate (transport category) for the Aircraft pursuant to Part 21 and in compliance with the applicable provisions of Part 25 of the
US Federal Aviation Regulations.   At or before such time, the
Seller will provide the Buyer with a copy of each such Type
Certificate.

Each Aircraft will be delivered to the Buyer with the Certificate of Airworthiness for Export issued by the LBA for the A319 Aircraft and A321 Aircraft and by the DGAC for the A320 Aircraft, and in a condition enabling the Buyer (or an eligible person under then applicable law) to immediately obtain at the time of delivery a US Standard Airworthiness Certificate issued pursuant to Part 21 of the US Federal Aviation Regulations, and ****.

    After transfer of title to the Aircraft will have occurred, and once the registration process with the FAA will have taken place, the Buyer will present to the LBA, as the representative of the FAA for A319 Aircraft and A321 Aircraft, and to the DGAC, as the representative of the FAA for A320 Aircraft, (i) the Certificate of Airworthiness for Export and
(ii) the temporary registration certificate issued by the FAA, with respect to the Aircraft. The LBA or DGAC representative acting on behalf of the FAA will then immediately issue to the Buyer the US Standard Airworthiness Certificate for the
Aircraft.
    In addition, the Seller will assist the Buyer in obtaining at time of delivery of the first A321 Aircraft ****.

The Buyer will be responsible for the United States registration of the Aircraft. The Seller will have no obligation, whether before, at or after delivery of any Aircraft, to make any alterations to such Aircraft to enable such Aircraft to meet FAA requirements for specific operation on routes unique to the Buyer, ****.


                              3


Except as set forth in this Subclause 2.3, the Seller will not be required to obtain any other certificate or approval with respect to the Aircraft.

     UNQUOTE

6.   LETTER AGREEMENT NO. 5
     ----------------------

     The Buyer and the Seller agree to amend Subparagraph 1.3 of Letter Agreement No. 5 by replacing such paragraph with the following quoted text.

QUOTE

****

UNQUOTE



                              4




7.   EFFECT OF AMENDMENT
     -------------------

The Agreement will be deemed to be amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

8.   ASSIGNMENT
     ----------

This Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 8 will be void and of no force or effect. Notwithstanding the preceding sentence, the terms of Subclauses 19.5 and 19.6 of the Agreement will apply to this Amendment.

9.   GOVERNING LAW
     -------------

THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS TRANSACTION.


                              5




If the foregoing correctly sets forth our understanding, please execute this Amendment in the space provided below, whereupon, as of the date first above written, this Amendment will constitute part of the Agreement.


Agreed and accepted                Yours sincerely,

US AIRWAYS GROUP, INC.             AVSA, S.A.R.L.





By:  /s/ Thomas A. Fink            By:   /s/ Francois Besnier
     ------------------                  --------------------

Its: Vice President - Purchasing   Its:  Chief Executive Officer
     ---------------------------         -----------------------




                              6



Appendix I

    ****






                          LETTER AGREEMENT NO.  1


                                            As of June 29, 2000


US Airways Group, Inc.
2345 Crystal Drive
Arlington, VA 22227

Re:   CERTIFICATION
      -------------

Ladies and Gentlemen:

     US Airways Group, Inc. (the "Buyer"), and AVSA, S.A.R.L. (the "Seller"), have entered into Amendment No. 7, dated as of even date herewith (the "Amendment"), to the Airbus A319/A320/A321 Purchase Agreement dated as of October 31, 1997, which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

     Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.


                              7





1    STANDARD AIRWORTHINESS CERTIFICATE
     ----------------------------------

Pursuant to Subclause 2.3 of the Agreement, the Seller is required to deliver each Aircraft with the Certificate of Airworthiness for Export issued by the LBA for A319 Aircraft and A321 Aircraft and DGAC for A320 Aircraft, and in a condition enabling the Buyer (or an eligible person under then applicable law) to immediately obtain at the time of delivery a US Standard Airworthiness Certificate issued by the DGAC or LBA, as the representative of the FAA, pursuant to Part 21 of the US Federal Aviation Regulations, and ****.


2.   ****
     ----

Pursuant to Subclause 2.3 of the Agreement, the Seller is required to deliver the first A321 Aircraft in a condition enabling the Buyer to obtain at time of delivery of the first
A321 Aircraft a ****.





2.   ASSIGNMENT
     ----------

This Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 2 will be void and of no force or
effect.   Notwithstanding the preceding sentence, the terms of
Subclauses 19.5 and 19.6 of the Agreement will apply to this Letter Agreement.

If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.



Yours sincerely,                  Agreed and accepted

AVSA, S.A.R.L.                    US AIRWAYS GROUP, INC.



By: /s/ Francois Besnier       By:    /s/ Thomas A. Fink
    --------------------              ------------------

Its: Chief Executive Officer  Its: Vice President - Purchasing
     -----------------------       ---------------------------